Property, Plant and Equipment	12 Months Ended
Dec. 31, 2013
Property Plant And Equipment [Abstract]
Property, Plant and Equipment
(8)	Property, Plant and Equipment

	As of December, 31
	2013	2012
	A$	A$
Plant and equipment	19,516,798	19,369,533
Leasehold improvements	8,790,395	8,789,005
Capital work in process	5,509,498	5,534,498

	33,816,691	33,693,036
Accumulated depreciation	(17,906,571)	(15,426,916)

Property, plant & equipment, net	15,910,120	18,266,120

Capital work in process relates to assets under construction and comprises primarily specialized manufacturing equipment. Legal right to the assets under construction rests with the Company. The amounts capitalized for capital work in process represent the percentage of expenditure that has been completed, and once the assets are placed into service, the Company begins depreciating the respective assets. The accumulated amortisation of capitalised leasehold improvements for the fiscal years ended December 31, 2013, 2012 and 2011 was A$6,633,104, A$6,001,351, and A$5,376,432, respectively.

The Company receives Victorian government grants under certain research agreements to purchase plant and equipment. Plant and equipment is presented net of the government grant of A$755,221 for the years ended December 31, 2013 and 2012 (2011: A$680,221). The grants are recognized against the acquisition costs of the related plant and equipment as and when the related assets are purchased. Grants received in advance of the relevant expenditure are treated as deferred income and included in Current Liabilities on the consolidated balance sheets as the Company does not control the monies until the relevant expenditure has been incurred. Grants due to the Company under research agreements are recorded as Currents Assets on the consolidated balance sheets.

Depreciation expense was A$2,497,345, A$2,637,141 and A$3,298,541 for the fiscal years ended December 31, 2013, 2012 and 2011, respectively.